UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2012

GREEN ENVIROTECH HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54395	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 692

5300 Claus Road

Riverbank, CA 95367

 (Address of principal executive offices) (zip code)

(209) 863-9000

 (Registrant's telephone number, including area code)

(Former name, if changed since last report)

  Copies to:

Andrea Cataneo, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

N/A

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2012, Green EnviroTech Holdings Corp. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Magic Bright Limited (“Magic Bright”), Wong Kwok Wing Tony (“Tony”), and Chan Sau Fong (collectively with Tony, the “Sellers”). Pursuant to the Letter Agreement, the parties agreed:

•	As a result of the failure by the Company to pay $700,000 in Cash Consideration (as defined in the Purchase Agreement) of the aggregate $1,000,000 Cash Consideration payable by the Company under the Purchase Agreement, dated February 14, 2012, among the Company, Magic Bright, and the Sellers, as amended by Amendment No. 1 and Amendment No.2 thereto, dated March 16, 2011 and March 25, 2011, respectively (as amended, the “Purchase Agreement”), including $300,000 of Cash Consideration due on June 16, 2011, $200,000 of Cash Consideration due on September 16, 2011, and $200,000 of Cash Consideration due on December 16, 2011, the Company was unable to obtain requisite financial statements relating to Magic Bright for periods subsequent to April 1, 2011 (the “Termination Effective Date”).

•	As a result of the failure to obtain requisite financial statements for Magic Bright, the Purchase Agreement was terminated, such termination to be deemed effective as of the Termination Effective Date.

•	The Magic Bright Acquisition Shares (as defined in the Purchase Agreement) will be deemed to have been returned to the Company and cancelled effective as of the Termination Effective Date.

•	The Ordinary Shares (as defined in the Purchase Agreement) will be deemed to have been returned to the Sellers effective as of the Termination Effective Date.

•	The Sellers may retain the $300,000 of Cash Consideration paid by the Company.

•	The Employment Agreement between the Company and Tony was terminated, such termination to be deemed effective as of the Termination Effective Date.

•	Tony resigned as a director of the Company, effective March 5, 2012.

•	The parties provided mutual general releases.

Item 1.02 Termination of a Material Definitive Agreement.

See Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated March 5, 2012, among the Company, Magic Bright and the Sellers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Dated: March 9, 2012	By:	/s/ Gary DeLaurentiis
Name: Gary DeLaurentiis Title: Chief Executive Officer

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